UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 8, 2013

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

The information included or incorporated by reference in Item 2.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 1.01 of this Current Report.

Item 2.02.             Results of Operations and Financial Condition.

On May 8, 2013, Crosstex Energy, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) reporting its financial results for the quarter ended March 31, 2013.  A copy of the Earnings Press Release is furnished as Exhibit 99.1 to this Current Report and will be published on the Company’s website at www.crosstexenergy.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 8, 2013, the Company and XTXI Capital, LLC, a wholly-owned subsidiary of the Company (“Subsidiary Borrower”), entered into a First Amendment to Credit Agreement (the “Subsidiary Credit Agreement Amendment”), which amended that certain Credit Agreement, dated as of March 5, 2013 (the “Subsidiary Credit Agreement” and, together with the Subsidiary Credit Agreement Amendment, the “Amended Subsidiary Credit Agreement”) by and among Subsidiary Borrower, Citibank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other lenders party thereto.  The Subsidiary Credit Agreement Amendment amends the Subsidiary Credit Agreement to increase the amount Subsidiary Borrower is permitted to borrow on a revolving credit basis thereunder from $75.0 million to up to $90.0 million.  As previously disclosed, Subsidiary Borrower intends to distribute the proceeds from the Amended Subsidiary Credit Agreement to the Company to finance the Company’s investment in new natural gas compression and condensate stabilization facilities that will provide services for producers in the Utica Shale play, including the new E2 Investment described below.

The foregoing description is qualified in its entirety by (i) the Subsidiary Credit Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 6, 2013 and (ii) the Subsidiary Credit Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On May 8, 2013, the Company and Crosstex Energy, L.P. issued a press release (the “Investment Press Release”) announcing that the Company has agreed to invest approximately $25 million to fund the construction of a new natural gas compression and condensate stabilization facility in the Ohio River Valley (the “E2 Investment”). A copy of the Investment Press Release is furnished as Exhibit 99.2 to this Current Report.  In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.2 shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of the Exchange Act.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

10.1	—

First Amendment to Credit Agreement, dated as of May 8, 2013, among XTXI Capital, LLC, as Borrower, Crosstex Energy, Inc., as Parent and as Guarantor, and Citibank, N.A., as Administrative Agent and a Lender.

99.1	—	Press Release dated May 8, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated May 8, 2013, filed with the Commission on May 9, 2013).
99.2	—	Press Release dated May 8, 2013 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated May 8, 2013, filed with the Commission on May 9, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: May 9, 2013	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—

First Amendment to Credit Agreement, dated as of May 8, 2013, among XTXI Capital, LLC, as Borrower, Crosstex Energy, Inc., as Parent and as Guarantor, and Citibank, N.A., as Administrative Agent and a Lender.

99.1	—	Press Release dated May 8, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated May 8, 2013, filed with the Commission on May 9, 2013).
99.2	—	Press Release dated May 8, 2013 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated May 8, 2013, filed with the Commission on May 9, 2013).